UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2024
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Acumen Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

427 Park St., Charlottesville, Virginia	22902
(Address of Principal Executive Offices)	(Zip Code)
(434) 297-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 1, 2024, Acumen Pharmaceuticals, Inc. (the “Company”) announced that James Doherty has been appointed as its President and Chief Development Officer, effective February 1, 2024. Effective upon the commencement of Mr. Doherty’s employment, Daniel O’Connell’s position would be updated to Chief Executive Officer. Mr. O’Connell was previously the Company’s Chief Executive Officer and President.
Mr. Doherty, age 56, was most recently the Chief Development Officer at Sage Therapeutics, Inc. (“Sage Therapeutics”) from October 2021 to January 2024. Prior to October 2021, Mr. Doherty held several positions at Sage Therapeutics, including as Chief Research Officer from December 2016 to October 2021. Previously, he served as Director and Head of the Neuroscience Department for the Central Nervous System and Pain Innovative Medicines Unit of AstraZeneca Pharmaceuticals in Sodertalje, Sweden, where he led the company’s research pipeline for Alzheimer’s disease and neurodegeneration. Prior to that, he served as Director and Head of the Neuroscience Department at AstraZeneca in Wilmington, Delaware. Mr. Doherty holds a B.A. in Biology from the University of Delaware and received his Ph.D. in Neurobiology from Georgetown University.
There are no family relationships between Mr. Doherty and any director or executive officer of the Company, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD.
On February 1, 2024, the Company issued a press release announcing the appointment of Mr. Doherty as President and Chief Development Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.
(d).Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: February 1, 2024	By:	/s/ Matthew Zuga
Matthew Zuga Chief Financial Officer and Chief Business Officer